SUPPLEMENT TO THE PROSPECTUSES

                       CREDIT SUISSE SMALL CAP VALUE FUND
                 CREDIT SUISSE TRUST - SMALL CAP VALUE PORTFOLIO

The following information supersedes or supplements certain information in the funds' Prospectuses.

T. Ryan Harkins (see biography below) joins the Credit Suisse Value Team, which is responsible for the day-to-day portfolio management of the funds. The team currently consists of Stephen J. Kaszynski and Robert E. Rescoe.

Stephen Kaszynski, CFA and Robert Rescoe, CFA are the co-lead portfolio managers of the funds. Mr. Kaszynski has primary responsibility for portfolio construction and risk management, while Mr. Rescoe has primary responsibility for stock selection. Mr. Harkins will also serve as a portfolio manager on the funds, contributing to stock research and selection, as well as to portfolio construction and risk management.

Team Member Biography

T. RYAN HARKINS, Vice President, joined Credit Suisse Asset Management, LLC in 2002. He is a portfolio manager focusing on small-capitalization value equities. Prior to assuming his current responsibilities, he was an equity research analyst at CSAM focusing on the basic materials, energy, industrial and transportation sectors. From 1997 to 2000, he was an investment banker at Morgan Keegan & Company, where he specialized in private equity and worked extensively with small private and public companies seeking capital to finance growth initiatives, acquisitions and recapitalizations. Mr. Harkins holds an MBA from the University of Pennsylvania's Wharton School and a BA in economics from Duke University. He is a CFA charterholder.


Dated:  July 8, 2005                                                   16-0705
                                                                       for
                                                                       CSCSC
                                                                       CSDVI
                                                                       TRSCV-PRO
                                                                       2005-023